GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares,
Service Shares and Class IR Shares
(as applicable) of the
Goldman Sachs High Yield Municipal Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs Short Duration Tax-Free Fund

Supplement dated August 23, 2010 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Effective as of October 1, 2010, the redemption fee for the Goldman Sachs Municipal Income Fund is being eliminated. Redemptions prior to October 1, 2010, including redemptions of shares purchased after the date of this Supplement, shall remain subject to the redemption fee as described in the Prospectus.

The following change to the Prospectus is effective immediately:

The following replaces the row caption in the Redemption Fee line in the “Shareholder Fees” table in the “Summary—Fees and Expenses of the Fund” section of the Prospectus with respect to the Goldman Sachs Municipal Income Fund:

Redemption Fee (as a percentage of amount redeemed, imposed through September 30, 2010 on the redemption of shares held for 30 calendar days or less)

The following changes to the Prospectus are effective as of October 1, 2010:

The following replaces the first paragraph of the section “What Do I Need To Know About The Redemption Fee?” in the Shareholder Guide of the Prospectus:

The High Yield Municipal Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The following replaces the second sentence in the section “Can I Exchange My Investment From One Goldman Sachs Fund to Another Goldman Sachs Fund?” in the Shareholder Guide of the Prospectus:

Redemption (including by exchange) of shares of the High Yield Municipal Fund that are held for 60 days or less and of certain other Goldman Sachs Funds offered in other prospectuses that are held for 30 or 60 days or less may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” with respect to the High Yield Municipal Fund or in those other Goldman Sachs Funds’ prospectuses.

The following replaces the first two sentences of the second paragraph in the section “RESTRICTIONS ON EXCESSIVE TRADING PRACTICES—Policies and Procedures on Excessive Trading Practices” in the Shareholder Guide of the Prospectus:

To deter excessive shareholder trading, the High Yield Municipal Fund imposes a redemption fee on redemptions made within 60 days of purchase and certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase, subject to certain exceptions as described herein with respect to the High Yield Municipal Fund or in those Goldman Sachs Funds’ prospectuses. See “Shareholder Guide—How To Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee with respect to the High Yield Municipal Fund, including transactions and certain omnibus accounts to which the redemption fee does not apply.

This Supplement should be retained with your Prospectus for future reference.

TFFIREDSTK 8-10